Press Release

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Kathy Ta
Managing Director, Investor Relations
(408) 601-5697

MAXIM INTEGRATED REPORTS RESULTS FOR THE SECOND QUARTER OF FISCAL 2017

•	Revenue: $551 million

•	Gross Margin: 61.7% GAAP (64.1% excluding special items)

•	EPS: $0.45 GAAP profit ($0.46 profit excluding special items)

•	Cash, cash equivalents, and short term investments: $2.09 billion

•	Fiscal third quarter revenue outlook: $555 million to $595 million

SAN JOSE, CA - January 26, 2017 - Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $551 million for its second quarter of fiscal 2017 ended December 24, 2016, a 2% decrease from the $561 million revenue recorded in the prior quarter, and an 8% increase from the same quarter of last year.

Tunc Doluca, President and Chief Executive Officer, commented, “Our December quarter marked the beginning of our return to revenue growth, as Automotive, Core Industrial and diversification in Consumer all contributed gains from the same quarter last year.” Mr. Doluca continued, “In the March quarter, we expect to build upon our growth momentum in our Automotive and Industrial businesses.”

Fiscal Year 2017 Second Quarter Results
Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the December quarter was $0.45. The results were affected by pre-tax special items which primarily consisted of $14 million in charges related to acquisitions, a $5 million gain on the sale of available-for-sale securities, and $4 million in charges related to restructuring activities. GAAP earnings per share, excluding special items was $0.46. An analysis of GAAP versus GAAP excluding special items is provided in the last table of this press release.

Cash Flow Items
At the end of the second quarter of fiscal 2017, total cash, cash equivalents and short term investments were $2.09 billion, a decrease of $181 million from the prior quarter.
Notable items included:

•	Cash flow from operations: $193 million

•	Proceeds related to the sale of a manufacturing facility: $26.5 million

•	Repayment of short-term loan: $250 million

•	Gross capital expenditures: $16 million

•	Dividends: $94 million ($0.33 per share)

•	Stock repurchases: $61 million

Business Outlook
The Company’s 90-day backlog at the beginning of the March 2017 quarter was $388 million. Based on the beginning backlog and expected turns, results for the March 2017 quarter are expected to be as follows:

•	Revenue: $555 million to $595 million

•	Gross Margin: 61% to 63% GAAP (63% to 65% excluding special items)

•	EPS: $0.43 to $0.49 GAAP ($0.49 to $0.55 excluding special items)

Maxim Integrated’s business outlook does not include the potential impact of any special items related to restructuring activity, acquisitions, or other business combinations that may be completed during the quarter.

Dividend
A cash dividend of $0.33 per share will be paid on March 16, 2017, to stockholders of record on March 2, 2017.

Conference Call
Maxim Integrated has scheduled a conference call on January 26 at 2:00 p.m. Pacific Time to discuss its financial results for the second quarter of fiscal 2017 and its business outlook. To listen via telephone, dial (844) 512-3769 (toll free) or (478) 219-0890. This call will be webcast by Shareholder.com and can be accessed at the Company’s website at investor.maximintegrated.com.

A presentation summarizing financial information to be discussed on the conference call is posted at investor.maximintegrated.com.

CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended
	December 24, 2016	September 24, 2016	December 26, 2015
	(in thousands, except per share data)
Net revenues	$550,998	$561,396	$510,831
Cost of goods sold (1)	210,820	215,664	218,662
Gross margin	340,178	345,732	292,169
Operating expenses:
Research and development	114,057	112,746	113,100
Selling, general and administrative	71,543	70,852	73,643
Intangible asset amortization	2,348	2,443	3,538
Impairment of long-lived assets (2)	383	6,134	1,950
Severance and restructuring expenses	864	9,965	10,652
Other operating expenses (income), net (3)	1,909	(28,481)	(247)
Total operating expenses (income), net	191,104	173,659	202,636
Operating income (loss)	149,074	172,073	89,533
Interest and other income (expense), net	(636)	(6,870)	(9,593)
Income (loss) before provision for income taxes	148,438	165,203	79,940
Income tax provision (benefit)	17,961	27,589	12,471
Net income (loss)	$130,477	$137,614	$67,469

Earnings (loss) per share:
Basic	$0.46	$0.49	$0.24
Diluted	$0.45	$0.48	$0.23

Shares used in the calculation of earnings (loss) per share:
Basic	283,294	283,633	285,526
Diluted	288,106	288,574	290,521

Dividends paid per share	$0.33	$0.33	$0.30

SCHEDULE OF SPECIAL ITEMS
(Unaudited)
	Three Months Ended
	December 24, 2016	September 24, 2016	December 26, 2015
	(in thousands)
Cost of goods sold:
Intangible asset amortization	$11,755	$12,602	14,734
Accelerated depreciation (1)	1,178	1,178	2,032
Total	$12,933	$13,780	$16,766

Operating expenses:
Intangible asset amortization	$2,348	$2,443	$3,538
Impairment of long-lived assets (2)	383	6,134	1,950
Severance and restructuring	864	9,965	10,652
Other operating expenses (income), net (3)	1,909	(28,481)	(247)
Total	$5,504	$(9,939)	$15,893

Interest and other expense (income), net (4)	$(5,052)	$(471)	$595
Total	$(5,052)	$(471)	$595

(1) Includes building and equipment accelerated depreciation related to the Dallas manufacturing facility.
(2) Includes impairment of investments in privately-held companies and other equipment impairment charges.
(3) Includes gain on sale of micro-electromechanical systems (MEMS) business line during the first quarter of fiscal year 2017.
(4) Includes gain on sale of shares received for the sale of the wafer manufacturing facility in San Antonio, Texas.

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CONSOLIDATED BALANCE SHEETS
(Unaudited)
	December 24, 2016	September 24, 2016	December 26, 2015
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$1,687,435	$2,092,073	$1,648,518
Short-term investments	399,461	175,441	124,955
Total cash, cash equivalents and short-term investments	2,086,896	2,267,514	1,773,473
Accounts receivable, net	224,342	253,518	231,180
Inventories	236,040	223,484	274,741
Other current assets	75,284	89,398	47,235
Total current assets	2,622,562	2,833,914	2,326,629
Property, plant and equipment, net	660,660	678,447	770,548
Intangible assets, net	117,393	131,496	202,877
Goodwill	491,015	491,015	490,648
Other assets	55,188	54,890	64,105
Assets held for sale	1,156	2,854	82,674
TOTAL ASSETS	$3,947,974	$4,192,616	$3,937,481

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$70,505	$83,589	$74,145
Income taxes payable	3,138	3,138	32,528
Accrued salary and related expenses	109,475	111,126	129,208
Accrued expenses	41,418	48,572	47,303
Deferred revenue on shipments to distributors	36,137	35,754	32,067
Current portion of debt	—	249,788	—
Total current liabilities	260,673	531,967	315,251
Long-term debt	991,281	990,685	1,000,000
Income taxes payable	514,498	497,360	419,881
Other liabilities	37,331	37,368	53,525
Total liabilities	1,803,783	2,057,380	1,788,657

Stockholders' equity:
Common stock and capital in excess of par value	284	284	63,014
Retained earnings	2,155,698	2,141,326	2,103,339
Accumulated other comprehensive loss	(11,791)	(6,374)	(17,529)
Total stockholders' equity	2,144,191	2,135,236	2,148,824
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$3,947,974	$4,192,616	$3,937,481

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CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three Months Ended
	December 24, 2016	September 24, 2016	December 26, 2015
	(in thousands)
Cash flows from operating activities:
Net income (loss)	$130,477	$137,614	$67,469
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation	18,073	17,120	18,419
Depreciation and amortization	42,140	43,485	49,082
Deferred taxes	(7,520)	14,895	18,816
Loss (gain) from sale of property, plant and equipment	3,898	652	(4,517)
Loss (gain) on sale of business	—	(26,620)	—
Tax benefit (shortfall) related to stock-based compensation	—	—	1,980
Impairment of long-lived assets	383	414	1,950
Impairment of investments in privately-held companies	—	5,720	—
Excess tax benefit from stock-based compensation	—	—	(3,920)
Changes in assets and liabilities:
Accounts receivable	29,176	3,013	51,291
Inventories	(12,512)	2,517	15,811
Other current assets	(7,583)	(12,099)	(918)
Accounts payable	(11,999)	(858)	(7,659)
Income taxes payable	17,138	110	(26,875)
Deferred revenue on shipments to distributors	383	(3,025)	(3,024)
Accrued salary and related expenses	(1,651)	(55,572)	8,566
All other accrued liabilities	(7,773)	(3,964)	(3,982)
Net cash provided by (used in) operating activities	192,630	123,402	182,489
Cash flows from investing activities:
Purchase of property, plant and equipment	(15,775)	(14,310)	(13,530)
Proceeds from sales of property, plant and equipment	2,224	205	49,709
Proceeds from sale of available-for-sale securities	26,454	24,540	—
Proceeds from maturity of available-for-sale securities	—	25,000	—
Proceeds from sale of business	—	42,199	—
Purchases of available-for-sale securities	(225,622)	(75,224)	(25,032)
Purchases of privately-held companies' securities	(326)	(2,337)	(6,008)
Other investing activities	—	—	2,380
Net cash provided by (used in) investing activities	(213,045)	73	7,519
Cash flows from financing activities:
Excess tax benefit from stock-based compensation	—	—	3,920
Repayment of notes payable	(250,000)	—	—
Net issuance of restricted stock units	(4,239)	(5,206)	(7,722)
Proceeds from stock options exercised	7,155	19,911	48,477
Issuance of common stock under employee stock purchase program	17,658	—	14,350
Repurchase of common stock	(61,235)	(57,709)	(23,150)
Dividends paid	(93,562)	(93,627)	(85,712)
Net cash provided by (used in) financing activities	(384,223)	(136,631)	(49,837)
Net increase (decrease) in cash and cash equivalents	(404,638)	(13,156)	140,171
Cash and cash equivalents:
Beginning of period	2,092,073	2,105,229	1,508,347
End of period	$1,687,435	$2,092,073	$1,648,518

Total cash, cash equivalents, and short-term investments	$2,086,896	$2,267,514	$1,773,473

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ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended
	December 24, 2016	September 24, 2016	December 26, 2015
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special items:
GAAP gross profit	$340,178	$345,732	$292,169
GAAP gross profit %	61.7%	61.6%	57.2%

Special items:
Intangible asset amortization	11,755	12,602	14,734
Accelerated depreciation (1)	1,178	1,178	2,032
Total special items	12,933	13,780	16,766
GAAP gross profit excluding special items	$353,111	$359,512	$308,935
GAAP gross profit % excluding special items	64.1%	64.0%	60.5%

Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special items:
GAAP operating expenses	$191,104	$173,659	$202,636

Special items:
Intangible asset amortization	2,348	2,443	3,538
Impairment of long-lived assets (2)	383	6,134	1,950
Severance and restructuring	864	9,965	10,652
Other operating expenses (income), net (3)	1,909	(28,481)	(247)
Total special items	5,504	(9,939)	15,893
GAAP operating expenses excluding special items	$185,600	$183,598	$186,743

Reconciliation of GAAP net income (loss) to GAAP net income excluding special items:
GAAP net income (loss)	$130,477	$137,614	$67,469

Special items:
Intangible asset amortization	14,103	15,045	18,272
Accelerated depreciation (1)	1,178	1,178	2,032
Impairment of long-lived assets (2)	383	6,134	1,950
Severance and restructuring	864	9,965	10,652
Other operating expenses (income), net (3)	1,909	(28,481)	(247)
Interest and other expense (income), net (4)	(5,052)	(471)	595
Pre-tax total special items	13,385	3,370	33,254
Other income tax effects and adjustments (5)	(11,167)	(2,754)	(7,903)
GAAP net income excluding special items	$132,695	$138,230	$92,820

GAAP net income per share excluding special items:
Basic	$0.47	$0.49	$0.33
Diluted	$0.46	$0.48	$0.32

Shares used in the calculation of earnings per share excluding special items:
Basic	283,294	283,633	285,526
Diluted	288,106	288,574	290,521

(1) Includes building and equipment accelerated depreciation related to the Dallas manufacturing facility.
(2) Includes impairment of investments in privately-held companies and other equipment impairment charges.
(3) Includes gain on sale of micro-electromechanical systems (MEMS) business line during the first quarter of fiscal year 2017.
(4) Includes gain on sale of shares received for the sale of the wafer manufacturing facility in San Antonio, Texas.
(5) Includes tax effect of pre-tax special items and miscellaneous tax adjustments.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim Integrated uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special items related to intangible asset amortization; accelerated depreciation; impairment of long-lived assets; severance and restructuring; and other operating expenses (income), net; interest and other expense (income), net, and other income tax effects and adjustments. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim Integrated’s current performance. Many analysts covering Maxim Integrated use the non-GAAP measures as well. Given management’s use of these non-GAAP measures, Maxim Integrated believes these measures are important to investors in understanding Maxim Integrated’s current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim Integrated’s core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP Gross Profit Excluding Special Items
The use of GAAP gross profit excluding special items allows management to evaluate the gross margin of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization and accelerated depreciation. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim Integrated’s core businesses.

GAAP Operating Expenses Excluding Special Items
The use of GAAP operating expenses excluding special items allows management to evaluate the operating expenses of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; impairment of long-lived assets; severance and restructuring, and other operating expenses (income), net. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP Provision for Income Taxes Excluding Special Items
The use of a GAAP provision for income taxes excluding special items allows management to evaluate the provision for income taxes across different reporting periods on a consistent basis, independent of special items including the tax provision impact of pre-tax special items. In fiscal year 2016, we began using a long-term tax rate to compute the GAAP provision for income taxes excluding special items. This long-term tax rate considers the income tax impact of pre-tax special items, assumes the Federal research tax credit remains in effect throughout the entire year, and eliminates the effects of significant non-recurring and period specific tax items which vary in size and frequency. In the first and second quarter of fiscal year 2017, we used a long-term tax rate of 18%, which was our forecast of the weighted average of our normalized fiscal year GAAP tax rate excluding special items over a four-year period, that includes the past three fiscal years plus the current fiscal year projection at the beginning of fiscal year 2017. We review the long-term tax rate on an annual basis and more frequently whenever events occur that may materially affect the long-term tax rate such as tax law changes; significant changes in our geographic earnings mix; or changes in our corporate structure. Starting in the third quarter of fiscal year 2017, we transitioned to a long-term tax rate of 15%, which reflects the impact of changes in our manufacturing structure and focused research and development expenditures, resulting in improved projections for fiscal year 2017 and in future periods.

GAAP Net Income and GAAP Net Income per Share Excluding Special Items
The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim Integrated’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; accelerated depreciation; impairment of long-lived assets; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net, and other income tax effects and adjustments. In addition, they are important components of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim Integrated’s core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the Company’s business outlook and financial projections for its third quarter of fiscal 2017 ending in March 2017, which includes revenue, gross margin and earnings per share, as well as the Company’s expectation to build upon its growth momentum in its Automotive and Industrial businesses. These statements involve risk and uncertainty. Actual results could differ materially from those forecasted, based upon, among other things, general market and economic conditions, market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, the loss of all or a substantial portion of our sales to one or more of our large customers, customer cancellations and price competition, as well as other risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 25, 2016 (the “Form 10-K”). The Form 10-K may be found at https://www.sec.gov/Archives/edgar/data/743316/000074331616000081/maxim10-kfy2016.htm.

All forward-looking statements included in this news release are made as of the date hereof and based on the information available to the Company as of the date hereof. The Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim Integrated
Maxim Integrated develops innovative analog and mixed-signal products and technologies to make systems smaller and smarter, with enhanced security and increased energy efficiency. We are empowering design innovation for our automotive, industrial, healthcare, mobile consumer, and cloud data center customers to deliver industry-leading solutions that help change the world. Learn more at http://www.maximintegrated.com.

Source: Maxim Integrated Investor Relations